Operating Leases	12 Months Ended
Dec. 31, 2021
Leases, Operating [Abstract]
Operating Leases
Note 15—Operating Leases
The Company accounts for leases in accordance with ASC 840. The Company enters into leases in the normal course of business primarily for office space, manufacturing facilities and certain company vehicles and equipment and finance leases for certain company equipment. The Company is obligated under non-cancellable
lease agreements for certain facilities, which frequently include renewal options and escalation clauses. For leases that contain predetermined fixed escalations, we recognize the related rent expense on a straight-line basis and record the difference between the recognized rent expense and amounts payable under the lease as deferred rent. The Company includes lease extension and termination options in the lease term if, after considering relevant economic factors, it is reasonably certain the Company will exercise the option. The Company’s leases have remaining lease terms ranging from 2 to 7 years.
The Company determines if an arrangement is a lease at inception. Operating leases are off balance sheet arrangements with rent expense included in Cost of revenue and Selling, general and administrative in the consolidated statements of comprehensive income (loss). Future noncancelable operating lease commitments are as follows:

Year ended	Total

2022	$3,212
2023	3,027
2024	1,959
2025	1,253
2026	443
Thereafter	328

Total future lease payments	$10,222

Rental expense was approximately $53, $2,226, and $1,536 for the 2021 Successor Period, 2021 Predecessor Period, and 2020 Predecessor Period, respectively.